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                                                                    Exhibit 10.2


                              EMPLOYMENT AGREEMENT
                                    BETWEEN
                      MARITIME TRANSPORT & TECHNOLOGY, INC.
                     (DBA THE BANK STORE AND B.G. BANKING)
                                      AND
                                   PAUL CLARK

     AGREEMENT dated this    1day of February, 1998, Maritime Transport &
Technology, Inc., a New York Corporation (hereinafter the "Company") having its principal place of business at 1535 Memphis Junction Road, Bowling Green, Kentucky, 42101, and Paul Clark residing at 1985 Claypool Alvaton Rd., Bowling Green, KY 42103 (hereinafter the "Employee" or "Clark").

     WHEREAS; the Company desires to acquire the services of Employee because of his special knowledge and skills; and,

     WHEREAS; Clark desires to be employed by the Company;

     NOW, THEREFORE, in consideration of the foregoing, One Dollar paid in hand by the Company to Clark and One Dollar paid in hand by Clark to the Company; and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the following is agreed;

1. DUTIES.

     The Company hereby employs Paul Clark as President and CEO, having powers and duties in that capacity as set forth from time to time by the Board of Directors (the "Board") in the By-Laws of the Company. Employee shall devote his full time to the business of the Company.

2. COMPENSATION.

     As compensation for his services to the Company, the Company shall pay to Employee the following:

     A.   Salary - The Company shall pay Clark $78,000 ($6,500) per month
          payable in payments of ($        ) on the first day of each respective
          month.

     B.   Family health insurance.

     C.   $100,000 whole life insurance policy.

     D.   15 vacation, 5 personal, and         sick days.
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3.   NOTICE

     Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and by registered mail, and mailed to the parties at the following addresses:

     EMPLOYEE:      Paul Clark
                    1985 CLAYPOOL ALVATON RD.
                    ---------------------------
                    BOWLING GREEN
                    ---------------------------
                    KY  42103
                    ---------------------------

     COMPANY:       Maritime Transport & Technology
                    1535 Memphis Junction Road
                    Bowling Green, Kentucky, 42101

4.   TERMINATION

       A. The termination of this Agreement shall be in one (3) years of the date of signing by both parties.

       B.  This agreement may be terminated in any one of the following manners:

               1.  The death of Employee;
               2. The failure of the Company, as evidenced by filing under the Bankruptcy Act for the benefit of creditors; or,
               3. A material breach of the Assignment Agreement to the Company executed by the Employee.

5.   APPLICABLE LAW

     Except to the extent of that which must be governed by the business Corporation Law of the State of New York, this Agreement shall be governed by the laws of the State of Kentucky and shall be enforceable only in the Superior Court of Kentucky. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

6.   BINDING EFFECT

     This Agreement shall have binding effect upon the parties hereto, when approved by the Board, and upon their respective personal representatives, legal representatives, successors and assigns. Any waiver of any breach of this Agreement shall be made in writing and shall be applicable only to such breach and shall not be construed to waive any subsequent or prior breach other than the specific breach so waived.
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7. SUPERSEDES EARLIER AGREEMENTS

     This Agreement supersedes all earlier agreements between the Employee and the Company with respect to Employee's employment by the Company and monies owed to Employee by the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

MARITIME TRANSPORT & TECHNOLOGY

Dated: April 23, 2001

By:  /s/ Roberta Clark
   -------------------
   Roberta Clark


    /s/ Paul Clark
   -------------------
   Paul Clark


WITNESS

By: /s/ Albert Blankenship
   _________________________